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                           SECOND AMENDMENT TO
                             LETTER AGREEMENT

     THIS SECOND AMENDMENT TO LETTER AGREEMENT ("Second Amendment") is dated as of the 7th day of June, 1996, and is between COLEMEN NATURAL MEATS, INC., ("Borrower"), and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                 RECITALS

     A. On October 27, 1995, Borrower and Bank entered into a Letter Agreement as amended on February 2, 1996 (together, the "Letter Agreement") wherein Borrower obtained a committed revolving line of credit for the purpose of refinancing a loan with FBS Ag Credit Corp and future advances to fund inventory and receivable in the amount not to exceed Three Million One Hundred Thousand and no/100 Dollars ($3,100,000.00).

     B. Borrower has requested that revolving line of credit be reduced from the amount set forth in paragraph A above to Two Million Three Hundred Thousand and No/100 Dollars ("$2,300,000.00) (the "Line").

     C. Bank has agreed to reduce the revolving line of credit to the amount requested by Borrower subject to the terms and conditions contained in this Second Amendment.

     NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Borrower and Bank hereby covenant and agree as follows:

     1. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Letter Agreement shall have the meaning assigned to such term in the Letter Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Letter Agreement shall from and after the date hereof refer to the Letter Agreement amended hereby.

     2. In the introduction and in paragraphs 1 and 8 of the Letter Agreement, the amount "Three Million One Hundred Thousand and No/100 Dollars (3,100,000.00)" is hereby deleted and the amount of "Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00)" is inserted in lieu thereof.

     3. Section 2(d) of the Letter Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

         "(d) the loan balance, amounts under outstanding letters of credit (including Letter of Credit now or hereafter issued for benefit of Packer and Stockyards Administration), overdrafts, outstanding checks mailed in excess of 24 hours prior to Borrowing Base date and other similar items, and any amounts reserved for, or committed to be paid to any escrow agents."


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     4.  Section 3 of the Letter Agreement, is hereby deleted in its entirety and the following inserted in lieu thereof:

         "THE NOTE. The obligation of the Borrower to repay the Line shall be evidenced by a single promissory note dated June 7, 1996, in the principal amount of Two Million Three Hundred Thousand and no/100 Dollars ($2,300,000.00) and shall replace and be in substitution of that certain promissory note dated October 27, 1995, executed by Borrower in favor of Bank."

     5. Section 4 of the Letter Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

         "INTEREST RATE. Except as set forth in Section 8 below, interest on the principal amount outstanding on the Line shall be calculated at an annual rate equal to 0.5% in excess of the Prime Rate in effect from time to time, on the basis of the actual number of days elapsed in a year of 360 days as and when the Prime Rate changes. Prime Rate shall mean the "prime" rate of interest as established by the Bank as in effect from time to time."

     6. In Section 8 of the Letter Agreement, the words "Base Rate" are hereby deleted and the words "Prime Rate are inserted in lieu thereof.

     7. Section 10 of the Letter Agreement is hereby amended to add "hedging accounts" and "all cash collateral accounts maintained at Norwest Investment Services, Inc." as part of the collateral in which Borrower has granted the Bank a security interest.

     8. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. Borrower hereby restates and renews each and every representation and warranty heretofore made by Borrower in the Letter Agreement and the other loan documents as fully as if made on the date hereof and all other loan documents executed and/or delivered in connection herewith or therewith.

     9. EFFECT OF AMENDMENT. Except as set forth expressly herein above, all terms of the Letter Agreement and the other loan documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of Borrower.

     10. RATIFICATION. Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Letter Agreement and the other loan documents effective as of the date hereof.

     11. COUNTERPARTS. The Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

     12. NO DEFAULT. To induce Bank to enter into this Second Amendment and to continue to make advances pursuant to the Letter Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of Borrower

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arising out of or with respect to any of the obligations arising under the
Letter Agreement and the other loan documents.

     13. FURTHER ASSURANCES. Borrower agrees to take such further actions as Bank shall reasonably request in connection herewith to evidence the amendment herein contained to the Letter Agreement.

     14. GOVERNING LAW. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado.

     15. SUCCESSORS. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

     16.  EFFECTIVE DATE.  This Second Amendment is to be effective on June 1,
1996.

     IN WITNESS WHEREOF, Borrower and Bank have caused this Second Amendment go be duly executed, by their respective duly authorized officers as of the day and year first above written.

BORROWER:

COLEMAN NATURAL MEATS, INC.

By:  Lee N. Arst
   --------------------------------
     Lee N. Arst, President


By:  Richard Dutkiewicz
   --------------------------------
     Richard Dutkiewicz
     Vice President

BANK:

NORWEST BANK COLORADO,
NATIONAL ASSOCIATION


By:  Daryl Moellenberg
   --------------------------------
     Daryl Moellenberg
     Vice President

GUARANTOR ACKNOWLEDGED:

COLEMAN NATURAL PRODUCTS, INC.


By:  Lee N. Arst                       By:  Richard Dutkiewicz
   --------------------------------       ---------------------------------
Title: President/CEO                   Title: Vice President/CFO


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